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                                                                   EXHIBIT 10.14




                   BJ SERVICES COMPANY U.S.A. AND AFFILIATES
                  KEY EMPLOYEE SECURITY OPTION PLAN (KEYSOP(TM))












Effective Date of Plan:  September 30, 1997
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                   BJ SERVICES COMPANY U.S.A. AND AFFILIATES
                  KEY EMPLOYEE SECURITY OPTION PLAN (KEYSOP(TM))


                               Table of Contents


         Article                                                                                      Page
                          Preamble                                                                    1

         I                Definitions                                                                 1

         II               Award of Options                                                            3

         III              Exercise of Options                                                         4

         IV               Amendment or Termination of Plan                                            6

         V                Administration                                                              7

         VI               Trust Provisions                                                            8

         VII              Miscellaneous                                                               9

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                   BJ SERVICES COMPANY U.S.A. AND AFFILIATES
                  KEY EMPLOYEE SECURITY OPTION PLAN (KEYSOP(TM))

                                    Preamble

         BJ Services Company U.S.A. and Affiliates (the "Employer") hereby establishes the BJ Services Company U.S.A. and Affiliates Key Employee Security Option Plan(TM) (the "Plan"), effective as of the date specified herein.

         The purpose of the Plan is to provide a vehicle for the payment of compensation (either salary or bonuses) otherwise payable to the participating key executives of the Employer, commensurate with their contributions to the success of the Employer's activities, in a form that will provide incentives and rewards for meritorious performance and encourage the recipients' continuance as employees of the Employer. The Plan is intended to be a nonqualified stock option plan within the meaning of Section 83 of the Internal Revenue Code, and is not intended to be covered by the provisions of the Employee Retirement Income Security Act of 1974.

                                   ARTICLE I

                                  Definitions

         As used in this Plan, the following capitalized words and phrases have the meanings indicated, unless the context requires a different meaning:

         1.1 "Beneficiary" means the person or persons designated by a Participant, or otherwise entitled, to exercise Options after a Participant's death.

         1.2 "Board of Directors" or "Board" means the board of directors of the Employer.

         1.3 "Code" means the Internal Revenue Code of 1986, any amendments thereto, and any regulations on rulings issued thereunder.

         1.4  "Committee" means the committee appointed in accordance with
Section 5.1 to determine awards of Options and administer the Plan.

         1.5 "Designated Property" means securities of regulated investment companies or any other property (not including cash, cash equivalents, or securities of the Employer) designated by the Committee as subject to purchase through the exercise of an Option.

         1.6  "Effective Date" means September 30, 1997.

         1.7 "Employee" means, for purposes of this plan, any individual who is employed by the Employer and any director of the Employer.



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         1.8  "Employer" means BJ Services Company U.S.A. and Affiliates, and any successor thereto.

         1.9 "ERISA" means the Employee Retirement Income Security Act of 1974, any amendments thereto, and any regulations or rulings issued thereunder.

         1.10 "Exercise Price" means the price that a Participant must pay in order to exercise an Option.

         1.11 "Grant Date" means, with respect to any Option, the date on which an Option is awarded to the Participant.

         1.12 "Option" means the right of a Participant, granted by the Employer in accordance with the terms of this Plan, to purchase Designated Property from the Employer at the Exercise Price established under Section 2.3.

         1.13 "Option Agreement" means an agreement executed by the Employer and by a Participant to whom Options have been awarded, acknowledging the issuance of the Options and setting forth any terms that are not specified in this Plan.

         1.14 "Participant" means any individual who has received an award of Options in accordance with Section 2.2 and whose Options have not been completely exercised. After a Participant's death, his Beneficiary is considered to be a Participant to the extent necessary to facilitate the exercise of any Options that continue to be exercisable under the terms of the Plan. In the event of a Participant's disability or other legal incapacity, the Participant's legal representative is considered to be a Participant to the extent necessary to facilitate the exercise of any Options that are or become exercisable under the terms of the Plan.

         1.15 "Plan" means the BJ Services Company U.S.A. and Affiliates Key Employee Security Option Plan(TM), as set forth herein and as from time to time amended.

         1.16 "Plan Year" means the operating year of the Plan, which ends on December 31st.

         1.17 "Termination of Employment" means a Participant's separation from the service of the Employer (including all subsidiaries or other affiliates of the Employer that participate in the Plan) by reason of his resignation, retirement, discharge or death.

         1.18  "Trust" means the trust that may be established pursuant to
Article VI to hold the Designated Property that is subject to purchase through the exercise of an Option.

         1.19 "Trust Agreement" means an agreement setting forth the terms of the Trust established pursuant to Article VI.

         1.20 "Trust Fund" means the Designated Property that is subject to an option that is held in the Trust.





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         1.21  "Trustee" means the persons or institution acting as trustee of the Trust.

         1.22  Rules of construction

         1.22.1 Governing law. The construction and operation of this Plan are governed by the laws of the State of Delaware.

         1.22.2 Headings. The headings of Articles, Sections and Subsections are for reference only and are not to be utilized in construing the Plan.

         1.22.3 Gender. Unless clearly inappropriate, all pronouns of whatever gender refer indifferently to persons or objects of any gender.

         1.22.4 Singular and plural. Unless clearly inappropriate, singular terms refer also to the plural number and vice versa.

         1.22.5 Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the remaining provisions are to remain in full force and effect and to be construed and enforced in accordance with the purposes of the Plan as if the illegal or invalid provision did not exist.


                                   ARTICLE II

                                Award of Options

         2.1 Eligibility for awards. Awards of Options may be made to any Employee selected by the Committee from the directors, executive officers and other key employees who occupy senior managerial or professional positions and who have the capacity of making a substantial contribution to the success of the Employer. In making this selection and in determining the form and amount of options the Committee shall consider any factors it deems relevant, including the individual's functions, responsibilities, value of services to the Employer and past and potential contributions to the Employer's profitability and growth.

         2.2 Procedure for awarding Options. The recipients of Options are determined from time to time by the Committee. Although a Committee member may receive Options under the Plan, no Committee member may take part in any way in determining the amount of any award of Options to himself. Awards become effective upon the Grant Date. Awards may be made at any time on or after the Effective Date and prior to the termination of the Plan.

         2.3 Selection of Designated Property and Establishment of Exercise Price. When an Option is awarded, the Committee will specify the Designated Property that may be purchased by exercise of the Option and will fix the Exercise Price. If the Employer acquires Designated





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Property specified by an Option Agreement in accordance with Section 2.5 hereunder, such Designated Property must:

         (a) not be subject to any security interest, whether or not perfected, or to any option or contract under which any other person may acquire any interest in it; and
         (b) be readily tradable on an established market or consist wholly of interests in property that is readily tradable on an established market.

Unless otherwise specified in a particular Option Agreement, the Exercise Price will equal seventy percent (70%) of the fair market value of the Designated Property on the date of exercise.

         2.4 Effect of dividends and distributions with respect to Designated Property. The Employer agrees, whenever any dividend or other distribution is paid on the Designated Property, to reinvest all said dividends and distributions in additional property of the same kind (or as nearly the same kind as feasible, if property of the same kind is not available). Any property acquired through this investment or reinvestment will immediately be subject to the same Option as provided for the purchase of the Designated Property from which the dividends or distributions arose. Such property acquired thereafter through reinvestment shall be referred to and treated as Designated Property.

         2.5 Held in Trust. Upon the grant of an Option, the Employer may acquire the Designated Property and contribute it to the Trust as soon as practicable after the Grant Date. At the time contributed to the Trust, the Designated Property shall not be subject to any security interest, whether or not perfected, or to any option or contract under which any other person may acquire any interest in it, except as otherwise provided in Section 6.2

         2.6 Substitution of other property for Designated Property. At any time after the grant of an Option, the Committee may, in its discretion, after consultation with the Participant substitute other property of equal value for Designated Property subject to that option. After substitution, such modified option shall not be exercisable for six months or the period specified in the option agreement, whichever is later.


                                  ARTICLE III

                              Exercise of Options

         3.1 Period for exercise of Options. Options may be exercised by a Participant at any time during the period beginning six months after the Grant Date and ending fifteen years after the Grant Date or such earlier date as may be specified in the option agreement.

If a Participant dies before all of his Options have been exercised, any Options that remain outstanding may be exercised by his Beneficiary.





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         3.2  Procedure for exercising Option.  A Participant may exercise all or a portion of an Option by giving written notice to the Committee and tendering payment of the applicable Exercise Price.

         3.3 Inalienability of Options. No Option granted under this Plan may be transferred, assigned or alienated. An Option may be exercised only by the Participant to whom it was granted, by his Beneficiary after his death, or by a person holding a valid power of attorney to act on behalf of the person entitled to exercise the Option.

         3.4 Delivery of Designated Property. On the date of exercise, or as soon as administratively feasible, the Employer will deliver or cause to be delivered the Designated Property then being purchased to the Participant or the Participant's Beneficiary pursuant to Section 3.6. In the event that the listing, registration or qualification of the Option or the Designated Property on any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the exercise of the Option, then the Option will not be exercised in whole or in part until such listing, registration, qualification, consent or approval has been effected or obtained.

         3.5 Tax Withholding. Whenever Designated Property is to be delivered upon exercise of an Option under the Plan, the Employer will require as a condition of such delivery (a) the cash payment by the Participant of an amount sufficient to satisfy all federal, state and local tax withholding requirements related thereto, (b) the withholding of such amount from any Designated Property to be delivered to the Participant, (c) the withholding of such amount from compensation otherwise due to the Participant, or (d) any combination of the foregoing, at the election of the Participant with the consent of the Employer. Such election will be made before the date on which the amount of tax to be withheld is determined by the Employer, and such election will be irrevocable. With the consent of the Employer, the Participant may elect a greater amount of withholding, not to exceed the estimated amount of the Participant's total tax liability with respect to the delivery of Designated Property under the Plan. Such election will be made at the same time and in the same manner as provided above.

         3.6 Election of Beneficiary.

         3.6.1 Designation or Change of Beneficiary by Participant. When Options are first awarded to a Participant, the Committee will send him a Beneficiary designation form, on which he may designate one or more Beneficiaries and successor Beneficiaries. A Participant may change his Beneficiary designation at any time by filing the prescribed form with the Committee. The consent of the Participant's current Beneficiary is not required for a change of Beneficiary, and no Beneficiary has any rights under this Plan except as are provided by its terms. The rights of a Beneficiary who predeceases the Participant who designated him immediately terminate, unless the Participant has specified otherwise.

         3.6.2 Beneficiary if no election is made. Unless a different Beneficiary has been elected in accordance with Section 3.6.1, the Beneficiary of any Participant who is lawfully





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married on the date of his death is his surviving spouse.  The Beneficiary of any other Participant who dies without having designated a Beneficiary is his estate.


                                   ARTICLE IV

                      Amendment or Termination of the Plan

         4.1 Employer's right to amend or terminate Plan. The Board may, at any time and from time to time, amend, in whole or in part, any of the provisions of this Plan or may terminate it as a whole or with respect to any Participant or group of Participants. Any such amendment is binding upon all Participants and Beneficiaries, the Committee and all other parties in interest. The termination of the Plan will not affect the outstanding options previously issued under the Plan.

         4.2 When amendments take effect. A resolution amending or terminating the Plan becomes effective as of the date specified therein.

         4.3 Amendment of Options. An Option Agreement may be amended by the Committee at any time if the Committee determines that an amendment is necessary or advisable as a result of:

                 (a) any addition to or change in the Code or any other law or regulation which occurs after the Grant Date and by its terms applies to the Option,
                 (b) any substitutions of Designated Property held in trust pursuant to Section 2.5,
                 (c) any Plan amendment or termination pursuant to Section 4.1, provided that the amendment does not materially affect the terms, conditions and restrictions applicable to the Option, or
                 (d)      any circumstances not specified in Paragraphs (a),
                          (b), (c), with the consent of the Participant.


                                   ARTICLE V

                                 Administration

         5.1 The Committee. The Plan will be administered by a Committee consisting of one or more persons appointed by the Board of Directors or appointed by one or more designated representatives of the Board of Directors. The Committee will act by a majority of its members at the time in office and may take action either by vote at a meeting or by consent in writing without a meeting.

                 (a) The Board may remove any member of the Committee at any time, with or without cause, and may fill any vacancy. If a vacancy occurs, the remaining member or members of the Committee will have full authority to act.





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                 (b)      Any member of the Committee may resign by written
                          resignation delivered to the Board. Any such resignation will become effective upon its receipt by the Board or on such other date as agreed to by the Board and the resigning member.
                 (c) The Board or its designated representative(s) may authorize the Committee to delegate certain responsibilities and powers to individuals who are not members of the Committee.

         5.2 Powers of the Committee. In carrying out its duties with respect to the general administration of the Plan, the Committee will have, in addition to any other powers conferred by the Plan or by law, the following powers:

                 (a) to determine eligibility to participate in the Plan and eligibility to receive Options;
                 (b) to grant Options, and to determine the form, amount and timing of such Options;
                 (c) to determine the terms and provisions of the Option Agreements, and to modify such Option Agreements as provided in Section 4.3;
                 (d) to substitute Designated Property held in Trust as provided in Section 2.6;
                 (e) to maintain all records necessary for the administration of the Plan;
                 (f) to prescribe, amend, and rescind rules for the administration of the Plan to the extent not inconsistent with the terms thereof;
                 (g) to appoint such individuals and subcommittees as it deems desirable for the conduct of its affairs and the administration of the Plan;
                 (h) to employ counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan; and
                 (i) to perform any other acts necessary and proper for the conduct of its affairs and the administration of the Plan, except those reserved by the Board.

         5.3 Determinations by the Committee. The Committee will interpret and construe the Plan and the Option Agreements, and its interpretations and determinations will be conclusive and binding on all Participants, Beneficiaries and any other persons claiming an interest under the Plan or any Option Agreement.

         5.4 Indemnification of the Committee. The Employer will indemnify and hold harmless each member of the Committee and any individuals who have been delegated responsibilities under Sections 5.1(c) and 5.2(b) against any and all expenses and liabilities arising out of such member's action or failure to act in such capacity, excepting only expenses and liabilities arising out of such member's own willful misconduct or gross negligence.

                 (a) Expenses and liabilities against which a member of the Committee is indemnified hereunder will include, without limitation, the amount of any settlement or judgment, costs, counsel fees and related charges reasonably incurred in connection with a claim asserted or a proceeding





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                          brought against him or the settlement thereof.
                 (b) This right of indemnification will be in addition to any other rights to which any member of the Committee may be entitled.
                 (c) The Employer may, at its own expense, settle any claim asserted or proceeding brought against any member of the Committee when such settlement appears to be in the best interests of the Employer, with such member's consent which will not be unreasonably withheld.

         5.5 Expenses of the Committee. The members of the Committee will serve without compensation for services as such. All expenses of the Committee will be paid by the Employer.

                                   ARTICLE VI

                                Trust Provisions

         6.1 Establishment of the Trust. A trust may be established to hold all Designated Property contributed by the Employer pursuant to Section 2.5. Except as otherwise provided in Section 6.2, the Trust will be irrevocable and no portion of the Trust Fund will be used for any purpose other than the delivery of Designated Property pursuant to the exercise of an Option, and the payment of expenses of the Plan and Trust.

         6.2 Trust Status. The Trust is intended to be a grantor trust, within the meaning of section 671 of the Code, of which the Employer is the grantor, and this Plan is to be construed in accordance with that intention. Notwithstanding any other provision of this Plan, the Trust Fund will remain the property of the Employer and will be subject to the claims of its creditors in the event of its bankruptcy or insolvency. No Participant will have any priority claim on the Trust Fund or any security interest or other right superior to the rights of a general creditor of the Employer.

                                  ARTICLE VII

                            Miscellaneous Provisions

         7.1 No Rights of Shareholder. Neither the Participant, a Beneficiary nor any assignee will be, or will have any of the rights and privileges of, a stockholder with respect to any Designated Property purchasable or issuable upon the exercise of an Option, prior to the date of exercise of such Option.

         7.2 No Right to Continued Employment. Nothing contained in the Plan will be deemed to give any person the right to be retained in the employ of the Employer, or to interfere with the right of the Employer to discharge any person at any time without regard to the effect that such discharge will have upon such person's rights or potential rights, if any, under the Plan. The provisions of the Plan are in addition to, and not a limitation on, any rights that a Participant may have against the Employer by reason of any employment or other agreement with the Employer.





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         7.3  Notices.  Unless otherwise specified in an Option Agreement, any notice to be provided under the Plan to the Committee will be mailed (by certified mail, postage prepaid) or delivered to the Committee in care of the Employer at its executive offices, and any notice to the Participant will be mailed (by certified mail, postage prepaid) or delivered to the Participant at the current address shown on the payroll records of the Employer. No notice will be binding on the Committee until received by the Committee, and no notice will be binding on the Participant until received by the Participant.

         7.4 Change of Control. As used in the Plan, a Change of Control shall be deemed to have occurred upon, and shall mean (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 25% or more of either (i) the then outstanding securities of Common Stock of the Employer (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Employer entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Employer (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by the Employer, (C) any acquisition by any employee benefit plan(s) (or related trust(s)) sponsored or maintained by the Employer of any corporation controlled by the Employer or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, immediately following such reorganization, merger or consolidation, the conditions described in clause (i), (ii) and (iii) of clause
(b) of this paragraph 7.4 are satisfied; or (b) the approval by the stockholders of the Employer of a reorganization, merger or consolidation, in each case, unless immediately following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then outstanding securities of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Employer, any employee benefit plan(s) (or related trust(s)) of the Employer and/or its subsidiaries or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding securities of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board (as defined





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
below) at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation. The "Incumbent Board" shall mean individuals who, as of September 30, 1997, constitute the Board; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Employer's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either (1) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act), or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (2) a plan or agreement to replace a majority of the members of the Board then comprising the Incumbent Board.

         7.5 Acceleration upon a Change in Control. Notwithstanding any provision in any document or instrument evidencing a nonqualified option granted under the Plan, upon the occurrence of a Change of Control each nonqualified option previously granted under the Plan which is not then immediately exercisable in full shall be immediately exercisable in full.

         IN WITNESS WHEREOF, BJ Services Company U.S.A. and Affiliates has caused these presents to be executed by its duly authorized officer and its corporate seal to be hereunto affixed by authority of its Board of Directors this _____ day of ____________________, 1997.

                             BJ Services Company U.S.A. and Affiliates

Corporate Seal
                                   By:
                                      ----------------------------------------


                                   Attest / Witness

                                      ----------------------------------------

                                   Printed Name:
                                                 -----------------------------





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